UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2008
MedQuist Inc.
(Exact Name of Issuer as Specified in Charter)

New Jersey	0-19941	22-2531298
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

1000 Bishops Gate Blvd., Suite 300	08054
Mt. Laurel, New Jersey	(Zip Code)
(Address of Principal Executive Offices)
(856) 206-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.
This filing on Form 8-K/A is being made for the purpose of filing as an exhibit the Settlement Agreement and General Release (the “Settlement Agreement”) dated May 21, 2008 by and among MedQuist Inc., a New Jersey corporation (the “Company”), MedQuist Transcriptions, Ltd., Ronald Scarpone, John Suender, Brian Kearns, and Michael Clark, on the one hand, and South Broward Hospital District, Partners HealthCare System, Inc., NorthBay HealthCare Group, Riverside Healthcare System, LP d/b/a Riverside Community Hospital, West Hills Hospital d/b/a West Hills Hospital and Medical Center, HCA Management Services, LP on behalf of the HCA Affiliates (as specified in Attachment A to the Settlement Agreement), St. Luke’s Regional Medical Center, Ltd., an Idaho non-profit corporation, Palisades Medical Center, Mt. Sinai Medical Center of Florida, Inc., Ascension Health, Bayonne Medical Center, Bon Secours Health System, Inc., and University of Colorado Hospital, on the other hand.
The material terms of the Settlement Agreement are the same as those contained in the Settlement Term Sheet by and among the parties to the Settlement Agreement dated March 10, 2008, which was filed as an exhibit to our Current Report on Form 8-K filed on March 14, 2008.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibit relating to Item 1.01 is furnished with this report on Form 8-K/A:

10.1	Settlement Agreement and General Release dated May 21, 2008 by and among MedQuist Inc., MedQuist Transcriptions, Ltd., Ronald Scarpone, John Suender, Brian Kearns, and Michael Clark, on the one hand, and South Broward Hospital District, Partners HealthCare System, Inc., NorthBay HealthCare Group, Riverside Healthcare System, LP d/b/a Riverside Community Hospital, West Hills Hospital d/b/a West Hills Hospital and Medical Center, HCA Management Services, LP on behalf of the HCA Affiliates (as specified in Attachment A to the Settlement Agreement), St. Luke’s Regional Medical Center, Ltd., an Idaho non-profit corporation, Palisades Medical Center, Mt. Sinai Medical Center of Florida, Inc., Ascension Health, Bayonne Medical Center, Bon Secours Health System, Inc., and University of Colorado Hospital, on the other hand.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: June 12, 2008	By:	/s/ Mark R. Sullivan
		Name:	Mark R. Sullivan
		Title:	General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Settlement Agreement and General Release dated May 21, 2008 by and among MedQuist Inc., MedQuist Transcriptions, Ltd., Ronald Scarpone, John Suender, Brian Kearns, and Michael Clark, on the one hand, and South Broward Hospital District, Partners HealthCare System, Inc., NorthBay HealthCare Group, Riverside Healthcare System, LP d/b/a Riverside Community Hospital, West Hills Hospital d/b/a West Hills Hospital and Medical Center, HCA Management Services, LP on behalf of the HCA Affiliates (as specified in Attachment A to the Settlement Agreement), St. Luke’s Regional Medical Center, Ltd., an Idaho non-profit corporation, Palisades Medical Center, Mt. Sinai Medical Center of Florida, Inc., Ascension Health, Bayonne Medical Center, Bon Secours Health System, Inc., and University of Colorado Hospital, on the other hand.